Exhibit 21.1

Legal Entity	DBA	State of Organization
7 Rod Real Estate North, a Limited Liability Company		Wyoming
7 Rod Real Estate South, a Limited Liability Company		Wyoming
A&R Insurance Enterprises, Inc.		Florida
Abraham Chevrolet-Miami, Inc.	Maroone Chevrolet of Miami	Delaware
Abraham Chevrolet-Tampa, Inc.		Delaware
ACER Fiduciary, Inc.		Delaware
Al Maroone Ford, LLC		Delaware
Albert Berry Motors, Inc.		Texas
Allison Bavarian	BMW of Mountain View; MINI of Mountain View	California
Allison Bavarian Holding, LLC		Delaware
All-State Rent A Car, Inc.		Nevada
American Way Motors, Inc.	Dobbs Honda on Mendenhall	Tennessee
AN Cadillac of WPB, LLC	Maroone Cadillac	Delaware
AN Chevrolet - Arrowhead, Inc.	Power Chevrolet-Arrowhead	Delaware
AN Chevrolet of Phoenix, LLC		Delaware
AN CJ Valencia, Inc.		Delaware
AN Collision Center of Addison, Inc.	Bankston Collision Center	Delaware
AN Collision Center of North Houston, Inc.		Delaware
AN Collision Center of Tempe, Inc.	Power Collision Center Tempe	Delaware
AN Corporate Management Payroll Corp.		Delaware
AN Corpus Christi Chevrolet, LP	Champion Chevrolet Cadillac; Champion Pontiac, Buick, GMC	Texas
AN Corpus Christi GP, LLC		Delaware
AN Corpus Christi Imports Adv. GP, LLC		Delaware
AN Corpus Christi Imports Adv., LP		Texas
AN Corpus Christi Imports GP, LLC		Delaware
AN Corpus Christi Imports II GP, LLC		Delaware
AN Corpus Christi Imports II, LP		Texas
AN Corpus Christi Imports, LP		Texas
AN Corpus Christi Motors, Inc.	Champion Hyundai	Delaware
AN Corpus Christi T. Imports GP, LLC		Delaware
AN Corpus Christi T. Imports, LP	Champion Toyota Corpus Christi	Texas
AN County Line Ford, Inc.	Bankston Ford of Burleson	Texas
AN Dealership Holding Corp.		Florida
AN Central Region Management, LLC		Delaware
AN Florida Region Management, LLC		Delaware
AN Fremont Luxury Imports, Inc.	BMW of Fremont	Delaware
AN Imports of Ft. Lauderdale, Inc.	Land Rover Fort Lauderdale	Delaware
AN Imports of Lithia Springs, LLC		Delaware
AN Imports of Spokane, Inc.	Appleway Honda	Delaware
AN Imports on Weston Road, Inc.	Maroone Toyota	Florida
AN Luxury Imports GP, LLC		Delaware
AN Luxury Imports Holding, LLC		Delaware
AN Luxury Imports of Palm Beach, Inc.	Mercedes-Benz of Delray	Delaware
AN Luxury Imports of Pembroke Pines, Inc.	Mercedes-Benz of Pembroke Pines	Delaware
AN Luxury Imports of San Diego, Inc.	BMW Encinitas	Delaware
AN Luxury Imports of Sarasota, Inc.	Mercedes-Benz of Sarasota	Delaware
AN Luxury Imports of Phoenix, Inc.		Delaware
AN Luxury Imports of Spokane, Inc.	Appleway Acura	Delaware
AN Luxury Imports of Tucson, Inc.	BMW Tucson	Delaware
AN Luxury Imports, Ltd.	BMW of Dallas; MINI of Dallas	Texas
AN Motors of Dallas, Inc.	Bankston Chevrolet	Delaware
AN Motors of Delray Beach, Inc.	Maroone Volkswagen	Delaware
AN Motors of Scottsdale, LLC	Ford of North Scottsdale	Delaware
AN Pontiac GMC Houston North GP, LLC		Delaware
AN Pontiac GMC Houston North, LP		Texas
AN Subaru Motors, Inc.	Power Subaru Scottsdale	Delaware
AN Texas Region Management, Ltd.	AutoNation Shared Resource Center	Texas
AN West Central Region Management, LLC		Delaware
AN Western Region Management, LLC		Delaware
AN/CF Acquisition Corp.	Go Courtesy Ford	Delaware
AN/FMK Acquisition Corp.		Delaware
AN/GMF, Inc.		Delaware
AN/KPBG Motors, Inc.		Washington

Legal Entity	DBA	State of Organization
AN/MF Acquisition Corp.		Delaware
AN/MNI Acquisition Corp.	Dobbs Nissan	Delaware
AN/PF Acquisition Corp.	Ford of Bellevue	Delaware
AN/STD Acquisition Corp.		Delaware
Anderson Chevrolet		California
Anderson Chevrolet Los Gatos, Inc.		California
Anderson Cupertino, Inc.		California
Appleway Chevrolet, Inc.	Appleway Chevrolet; Appleway Mazda-Subaru; Appleway Mitsubishi; Appleway Toyota; Appleway Volkswagen-Audi	Washington
Atrium Restaurants, Inc.		Florida
Auto Ad Agency, Inc.		Maryland
Auto By Internet, Inc.		Florida
Auto Car Holding, LLC		Delaware
Auto Car, Inc.	AutoWest Honda-Roseville	California
Auto Holding, LLC		Delaware
Auto Mission Holding, LLC		Delaware
Auto Mission Ltd.	AutoWest Toyota of Hayward	California
Auto West, Inc.		California
Autohaus Holdings, Inc.		Delaware
AutoNation Benefits Company, Inc.		Florida
AutoNation Cayman Insurance Company, Ltd.		Cayman Islands
AutoNation Corporate Management, LLC		Delaware
AutoNation Dodge of Pembroke Pines, Inc.	Maroone Dodge of Pembroke Pines	Delaware
AutoNation Enterprises Incorporated		Florida
AutoNation Financial Services, LLC		Delaware
AutoNation Floor Plan Funding Corp.		Delaware
AutoNation Fort Worth Motors, Ltd.	Bankston Chevrolet Fort Worth	Texas
AutoNation GM GP, LLC		Delaware
AutoNation Holding Corp.		Delaware
AutoNation Imports of Katy GP, LLC		Delaware
AutoNation Imports of Katy, L.P.	Champion Nissan	Texas
AutoNation Imports of Lithia Springs, Inc.	Team Scion; Team Toyota	Delaware
AutoNation Imports of Longwood, Inc.	Courtesy Honda	Delaware
AutoNation Imports of Palm Beach, Inc.	Lexus of Palm Beach	Delaware
AutoNation Imports of Winter Park, Inc.	Courtesy Toyota	Delaware
AutoNation Motors Holding Corp.		Delaware
AutoNation Motors of Lithia Springs, Inc.		Delaware
AutoNation North Texas Management GP, LLC		Delaware
AutoNation Northwest Management, LLC		Delaware
AutoNation Orlando Venture Holdings, Inc.		Delaware
AutoNation Oxnard Venture Holdings, Inc.		Delaware
AutoNation Realty Corporation		Delaware
AutoNation Receivables Corporation		Delaware
AutoNation Receivables Funding Corp.		Delaware
AutoNation USA of Perrine, Inc.	Maroone Nissan of Kendall	Delaware
AutoNation V. Imports of Delray Beach, LLC	Maroone Volvo	Delaware
AutoNationDirect.com, Inc.	Auto USA; AutoNationDirect	Delaware
Bankston Auto, Inc.		Texas
Bankston Chrysler Jeep of Frisco, L.P.		Texas
Bankston CJ GP, LLC		Delaware
Bankston Ford of Frisco, Ltd. Co.	Bankston Ford of Frisco	Texas
Bankston Nissan in Irving, Inc.	Bankston Nissan Irving	Texas
Bankston Nissan Lewisville GP, LLC		Delaware
Bankston Nissan Lewisville, Ltd.	Bankston Nissan Lewisville	Texas
Bargain Rent-A-Car	Lexus of Cerritos	California
Batfish, LLC		Colorado
BBCSS, Inc.		Arizona
Beach City Chevrolet Company, Inc.		California
Beach City Holding, LLC		Delaware
Beacon Motors, Inc.	Maroone Chevrolet of West Dade; Maroone Collision Center - Miami - West	Florida
Bell Dodge, L.L.C.	Power Chrysler Jeep Dodge Scottsdale	Delaware
Bengal Motor Company, Ltd.	Maroone Honda of Miami	Florida

Legal Entity	DBA	State of Organization
Bengal Motors, Inc.		Florida
Bill Ayares Chevrolet, LLC	Fox Chevrolet of Laurel	Delaware
Bledsoe Dodge, LLC		Delaware
Bob Townsend Ford, Inc.		Delaware
Body Shop Holding Corp.		Delaware
BOSC Automotive Realty, Inc.		Delaware
Brown & Brown Chevrolet - Superstition Springs, LLC	Power Chevrolet-Superstition Springs	Arizona
Brown & Brown Chevrolet, Inc.	Brown & Brown Chevrolet	Arizona
Brown & Brown Nissan Mesa, LLC	Power Nissan Chandler	Arizona
Brown & Brown Nissan, Inc.	Power Nissan Tempe	Arizona
Buick Mart Limited Partnership		Georgia
Bull Motors, LLC	Maroone Ford of Miami; Maroone Collision Center - Miami - North	Delaware
C. Garrett, Inc.		Colorado
Carlisle Motors, LLC	AutoWay Ford-St. Petersburg; AutoWay Lincoln-Mercury-Clearwater	Delaware
Carwell Holding, LLC		Delaware
Carwell, LLC	Land Rover South Bay; Mercedes-Benz of South Bay; Mercedes-Benz Manhattan Beach	Delaware
Cerritos Body Works Holding, LLC		Delaware
Cerritos Body Works, Inc.		California
Cerritos Imports Holding, LLC		Delaware
Cerritos Imports, Inc.	Power Volvo Cerritos	Delaware
Champion Chevrolet Holding, LLC		Delaware
Champion Chevrolet, LLC		Delaware
Champion Ford, Inc.		Texas
Charlie Hillard, Inc.	Bankston Ford-Mazda of Fort Worth	Texas
Charlie Thomas Chevrolet GP, LLC		Delaware
Charlie Thomas Chevrolet, Ltd.	Champion Chevrolet Mitsubishi Gulf Freeway	Texas
Charlie Thomas Chrysler-Plymouth, Inc.		Texas
Charlie Thomas Courtesy Leasing, Inc.		Texas
Charlie Thomas F. GP, LLC		Delaware
Charlie Thomas Ford, Ltd.	Champion Ford Gulf Freeway	Texas
Charlie Thomas’ Courtesy Ford, Ltd.	Champion Ford Mazda	Texas
Charlie Thomas’ Courtesy GP, LLC		Delaware
Chesrown Auto, LLC		Delaware
Chesrown Chevrolet, LLC	Go Chevrolet	Delaware
Chesrown Collision Center, Inc.	Go Collision Center	Colorado
Chesrown Ford, Inc.		Colorado
Chevrolet World, Inc.	Courtesy Chevrolet at the Airport	Florida
Chuck Clancy Ford of Marietta, LLC	Team Ford of Marietta	Delaware
CJ Valencia Holding, LLC		Delaware
Coastal Cadillac, Inc.	AutoWay Cadillac	Florida
Consumer Car Care Corporation		Tennessee
Contemporary Cars, Inc.	Mercedes-Benz of Orlando; Porsche of North Orlando	Florida
Cook-Whitehead Ford, Inc.	Cook Whitehead Ford; Cook Whitehead Ford Collision - Panama City	Florida
Corporate Properties Holding, Inc.		Delaware
Costa Mesa Cars Holding, LLC		Delaware
Costa Mesa Cars, Inc.	Power Honda Costa Mesa	California
Courtesy Auto Group, Inc.	Courtesy Collision	Florida
Courtesy Broadway, LLC		Colorado
Covington Pike Motors, Inc.	Dobbs Honda on Covington Pike	Tennessee
CT Intercontinental GP, LLC		Delaware
CT Intercontinental, Ltd.	BMW of Houston North; BMW of Houston North in The Woodlands; MINI of the Woodlands	Texas
CT Motors, Inc.	Champion Acura Gulf Freeway	Texas
D/L Motor Company	AutoWay Honda	Florida
Deal Dodge of Des Plaines, Inc.		Illinois
Dealership Properties, Inc.		Nevada
Dealership Realty Corporation		Texas
Desert Buick-GMC Trucks, L.L.C.	Desert Buick GMC Pontiac	Delaware
Desert Chrysler-Plymouth, Inc.		Delaware
Desert Dodge, Inc.		Nevada
Desert GMC, L.L.C.	Desert Pontiac GMC Buick	Delaware
Desert Lincoln-Mercury, Inc.	Desert Lincoln-Mercury	Nevada

Legal Entity	DBA	State of Organization
Dobbs Brothers Buick-Pontiac, Inc.	Dobbs Pontiac-GMC	Tennessee
Dobbs Ford of Memphis, Inc.	Dobbs Ford Lincoln Mercury at Wolfchase	Delaware
Dobbs Ford, Inc.	Dobbs Ford	Florida
Dobbs Mobile Bay, Inc.	Treadwell Ford	Alabama
Dobbs Motors of Arizona, Inc.	Dobbs Honda	Arizona
Dodge of Bellevue, Inc.	Dodge of Bellevue	Delaware
Don Mealey Chevrolet, Inc.	Courtesy Chevrolet at West Colonial	Florida
Don Mealey Imports, Inc.	Courtesy Acura	Florida
Don-A-Vee Jeep Eagle, Inc.		California
Downers Grove Dodge, Inc.		Delaware
Driver’s Mart Worldwide, Inc.		Virginia
Eastgate Ford, Inc.		Ohio
Ed Mullinax Ford, LLC	Ed Mullinax Ford	Delaware
Edgren Motor Company, Inc.	AutoWest Honda-Fremont	California
Edgren Motor Holding, LLC		Delaware
El Monte Imports Holding, LLC		Delaware
El Monte Imports, Inc.	Power Nissan El Monte	Delaware
El Monte Motors Holding, LLC		Delaware
El Monte Motors, Inc.		Delaware
Elmhurst Auto Mall, Inc.		Illinois
Emich Chrysler Plymouth, LLC	Go Chrysler Jeep South Broadway	Delaware
Emich Dodge, LLC	Go Dodge Arapahoe	Delaware
Emich Oldsmobile, LLC	Go Chrysler Jeep West; Go Pontiac Buick GMC Park Meadows; Go Pontiac Buick GMC West; Go Subaru Arapahoe	Delaware
Emich Subaru West, LLC	Go Subaru West	Delaware
Empire Services Agency, Inc.		Florida
Empire Warranty Corporation		Florida
Empire Warranty Holding Company		Florida
Financial Services GP, LLC		Delaware
Financial Services, Ltd.	Champion Auto Auction	Texas
First Team Automotive Corp.		Delaware
First Team Ford of Manatee, Ltd.	AutoWay Ford-Bradenton	Florida
First Team Ford, Ltd	Courtesy Ford	Florida
First Team Imports, Ltd.		Florida
First Team Jeep Eagle, Chrysler-Plymouth, Ltd.		Florida
First Team Management, Inc.		Florida
First Team Premier, Ltd.		Florida
Fit Kit Holding, LLC		Delaware
Fit Kit, Inc.	Power Toyota Buena Park	California
Florida Auto Corp.		Delaware
Ford of Garden Grove Limited Partnership		Georgia
Ford of Kirkland, Inc.		Washington
Fox Chevrolet, LLC	Fox Chevrolet	Delaware
Fox Imports, LLC		Delaware
Fox Motors, LLC	Fox Buick-Pontiac-GMC	Delaware
Fred Oakley Motors, Inc.		Delaware
Fremont Luxury Imports Holding, LLC		Delaware
Ft. Lauderdale Nissan, Inc.	Maroone Nissan of Ft. Lauderdale; Maroone Collision Center - Ft. Lauderdale - South	Florida
G.B. Import Sales & Service Holding, LLC		Delaware
G.B. Import Sales & Service, LLC	Power Volvo South Bay	Delaware
Gene Evans Ford, LLC	Gene Evans Team Ford Lincoln Mercury	Delaware
George Sutherlin Nissan, LLC	Team Nissan of Marietta	Delaware
Government Boulevard Motors, Inc.	Treadwell Honda	Alabama
Gulf Management, Inc.	Lexus of Clearwater; Lexus of Tampa Bay; Lexus of Tampa Bay Collision Center	Florida
Hayward Dodge, Inc.		Delaware
Hillard Auto Group, Inc.		Texas
Hollywood Imports Limited, Inc.	Maroone Honda of Hollywood; Maroone Collision Center - Hollywood	Florida
Hollywood Kia, Inc.		Florida

Legal Entity	DBA	State of Organization
Horizon Chevrolet, Inc.		Ohio
House of Imports Holding, LLC		Delaware
House of Imports, Inc.	House of Imports	California
Houston Auto M. Imports Greenway, Ltd.	Mercedes-Benz of Houston Greenway	Texas
Houston Auto M. Imports North, Ltd.	Mercedes-Benz of Houston North; Smart Center Houston North	Texas
Houston Imports Greenway GP, LLC		Delaware
Houston Imports North GP, LLC		Delaware
Hub Motor Company, LLC		Delaware
Irvine Imports Holding, LLC		Delaware
Irvine Imports, Inc.	Power Toyota Irvine	California
Irvine Toyota/Nissan/Volvo Limited Partnership		Georgia
Jemautco, Inc.		Ohio
Jerry Gleason Chevrolet, Inc.		Illinois
Jerry Gleason Dodge, Inc.		Illinois
Jim Quinlan Chevrolet Co.	AutoWay Chevrolet	Delaware
Jim Quinlan Ford Lincoln-Mercury, Inc.	AutoWay Ford, Lincoln-Mercury	Florida
Joe MacPherson Ford	Power Ford Tustin	California
Joe MacPherson Imports No. I		California
Joe MacPherson Infiniti	Infiniti Tustin	California
Joe MacPherson Infiniti Holding, LLC		Delaware
Joe MacPherson Oldsmobile		California
John M. Lance Ford, LLC	John Lance Ford	Delaware
J-R Advertising Company		Colorado
J-R Motors Company North	GO Honda; Go Hyundai, Mazda	Colorado
J-R Motors Company South	Go Toyota Scion Arapahoe	Colorado
JRJ Investments, Inc.	Desert Audi; Desert BMW of Henderson; Desert BMW of Las Vegas; Desert MINI of Las Vegas; Desert Volkswagen	Nevada
J-R-M Motors Company Northwest, LLC		Colorado
Kenyon Dodge, Inc.		Florida
King’s Crown Ford, Inc.	Mike Shad Ford at the Avenues	Delaware
L.P. Evans Motors WPB, Inc.	Mercedes-Benz of Miami	Florida
L.P. Evans Motors, Inc.	Maroone Nissan of Miami	Florida
Lance Children, Inc.		Ohio
Leesburg Imports, LLC	Leesburg Honda	Delaware
Leesburg Motors, LLC	Leesburg Toyota	Delaware
Les Marks Chevrolet, Inc.		Texas
Lew Webb’s Ford, Inc.		California
Lew Webb’s Irvine Nissan Holding, LLC		Delaware
Lew Webb’s Irvine Nissan, Inc.		California
Lewisville Imports GP, LLC		Delaware
Lewisville Imports, Ltd.	Bankston Honda	Texas
Lexus of Cerritos Limited Partnership		Georgia
Lot 4 Real Estate Holdings, LLC		Delaware
MacHoward Leasing	Power Collision Center	California
MacHoward Leasing Holding, LLC		Delaware
MacPherson Enterprises, Inc.		California
Magic Acquisition Corp.	Power Ford Valencia	Delaware
Magic Acquisition Holding, LLC		Delaware
Marks Family Dealerships, Inc.		Texas
Marks Transport, Inc.	Champion Toyota Gulf Freeway	Texas
Maroone Chevrolet Ft. Lauderdale, Inc.	Maroone Chevrolet of Fort Lauderdale	Florida
Maroone Chevrolet, LLC	Maroone Chevrolet of Pembroke Pines; Maroone Collision Center - Pembroke Pines	Delaware
Maroone Dodge, LLC		Delaware
Maroone Ford, LLC	Maroone Ford of Fort Lauderdale	Delaware
Maroone Management Services, Inc		Florida
Maroone Oldsmobile, LLC		Delaware
MC/RII, LLC		Ohio
Mealey Holdings, Inc.		Florida
Mechanical Warranty Protection, Inc.		Florida
Metro Chrysler Jeep, Inc.		Florida
Midway Chevrolet, Inc.		Texas

Legal Entity	DBA	State of Organization
Mike Hall Chevrolet, Inc.	Champion Chevrolet Hwy 6	Delaware
Mike Shad Chrysler Plymouth Jeep Eagle, Inc.		Florida
Mike Shad Ford, Inc.	Mike Shad Ford Lincoln Mercury	Florida
Miller-Sutherlin Automotive, LLC		Delaware
Mission Blvd. Motors, Inc.		California
Mr. Wheels Holding, LLC		Delaware
Mr. Wheels, Inc.	Power Toyota Cerritos	California
Mullinax East, LLC	Mullinax Ford East	Delaware
Mullinax Ford North Canton, Inc.	Mullinax Ford North Canton	Ohio
Mullinax Ford South, Inc.	Maroone Ford of Margate; Maroone Collision Center - Margate	Florida
Mullinax Insurance Agency, Inc.		Ohio
Mullinax Lincoln-Mercury, Inc.		Delaware
Mullinax of Mayfield, LLC		Delaware
Mullinax Used Cars, Inc.	Mullinax Used Cars	Ohio
Naperville Imports, Inc.	Mercedes-Benz of Naperville	Delaware
Newport Beach Cars Holding, LLC		Delaware
Newport Beach Cars, LLC	Newport Auto Center	Delaware
Nichols Ford, Ltd.	Bankston Ford of South Fort Worth	Texas
Nichols GP, LLC		Delaware
Nissan of Brandon, Inc.	AutoWay Nissan of Brandon	Florida
Northpoint Chevrolet, LLC	Team Chevrolet at Northpoint	Delaware
Northpoint Ford, Inc.		Delaware
Northwest Financial Group, Inc.	BMW of Bellevue	Washington
Ontario Dodge, Inc.		California
Orange County Automotive Imports, LLC		Delaware
Payton-Wright Ford Sales, Inc.		Texas
Peyton Cramer Automotive	Power Acura South Bay	California
Peyton Cramer Automotive Holding, LLC		Delaware
Peyton Cramer F. Holding, LLC		Delaware
Peyton Cramer Ford	Power Ford Torrance	California
Peyton Cramer Infiniti	Infiniti South Bay	California
Peyton Cramer Infiniti Holding, LLC		Delaware
Peyton Cramer Jaguar		California
Peyton Cramer Lincoln-Mercury		California
Peyton Cramer LM Holding, LLC		Delaware
Pierce Automotive Corporation		Arizona
Pierce, LLC	Power Scion Tempe; Power Toyota Tempe	Delaware
Pitre Buick-Pontiac-GMC of Scottsdale, Inc.		Delaware
Pitre Chrysler-Plymouth-Jeep of Scottsdale, Inc.		Delaware
Pitre Chrysler-Plymouth-Jeep on Bell, Inc.		Delaware
Plains Chevrolet GP, LLC		Delaware
Plains Chevrolet, Ltd.	Plains Chevrolet	Texas
PMWQ, Inc.		Nevada
PMWQ, Ltd.		Texas
Port City Imports, Inc.	Champion Honda	Texas
Prime Auto Resources, Inc.	Prime Auto Auction	California
Quality Nissan GP, LLC		Delaware
Quality Nissan, Ltd.		Texas
Quinlan Motors, Inc.	AutoWay Nissan of Clearwater	Florida
R. Coop Limited		Colorado
R.L. Buscher II, Inc.		Colorado
R.L. Buscher III, Inc.		Colorado
Real Estate Holdings, Inc.		Florida
Republic DM Property Acquisition Corp.		Delaware
Republic Resources Company		Delaware
Republic Risk Management Services, Inc.		Florida
Resources Aviation, Inc.		Florida
RI Merger Corp.		Colorado
RI/ASC Acquisition Corp.		Delaware
RI/BB Acquisition Corp.	Courtesy Collision East Colonial; Courtesy Collision Kissimmee;
Courtesy Collision Longwood; Courtesy Collision Orange Ave.;
Courtesy Collision Chevrolet Hoffner; Courtesy Auto Glass and
	Upholstery; Courtesy Collision Winter Garden	Delaware

Legal Entity	DBA	State of Organization
RI/BBNM Acquisition Corp		Arizona
RI/BRC Real Estate Corp.		California
RI/DM Acquisition Corp.		Delaware
RI/Hollywood Nissan Acquisition Corp.	Maroone Nissan of Pembroke Pines	Delaware
RI/LLC Acquisition Corp.	Go Nissan Arapahoe	Colorado
RI/LLC-2 Acquisition Corp.		Colorado
RI/PII Acquisition Corp.		Delaware
RI/RMC Acquisition GP, LLC		Delaware
RI/RMC Acquisition, Ltd.	Champion Chevrolet	Texas
RI/RMP Acquisition Corp.		Delaware
RI/RMT Acquisition GP, LLC		Delaware
RI/RMT Acquisition, Ltd.	Champion Toyota	Texas
RI/WFI Acquisition Corporation		Delaware
RIVT I LLC		Delaware
RIVT I LP		Delaware
RIVT II LLC		Delaware
RIVT II LP		Delaware
RIVT Management, Inc.		Delaware
RKR Motors, Inc.	Mercedes-Benz of Pompano	Florida
Rosecrans Investments, LLC		Delaware
Roseville Motor Corporation	AutoWest Chrysler Jeep Dodge	California
Roseville Motor Holding, LLC		Delaware
RRM Corporation		Delaware
Sahara Imports, Inc.	Desert Honda; Desert Value and Truck Center; Desert Auto Body East	Nevada
Sahara Nissan, Inc.	Dessert Nissan	Nevada
Saul Chevrolet Holding, LLC		Delaware
SCM Realty, Inc.		Florida
Security Insurance Agency, Inc.		Maryland
Service Station Holding Corp.		Delaware
Shamrock F. Holding, LLC		Delaware
Shamrock Ford, Inc.		California
Six Jays LLC		Colorado
SMI Motors Holding, LLC		Delaware
SMI Motors, Inc.		California
Smythe European Holding, LLC		Delaware
Smythe European, Inc.	Smythe European; Smythe Volvo; Park Avenue Motors	California
Southwest Dodge, LLC	Go Chrysler Jeep Dodge Southwest	Delaware
Spitfire Properties, Inc.		Florida
Star Motors, LLC	Mercedes-Benz of Fort Lauderdale	Delaware
Steakley Chevrolet GP, LLC		Delaware
Steakley Chevrolet, Ltd.		Texas
Steeplechase Motor Company		Texas
Steve Moore Chevrolet Delray, LLC	Maroone Chevrolet of Delray	Delaware
Steve Moore Chevrolet, LLC	Maroone Chevrolet of Greenacres; Maroone Collision Center - Greenacres	Delaware
Steve Moore’s Buy-Right Auto Center, Inc.		Florida
Steve Rayman Pontiac-Buick-GMC-Truck, LLC		Delaware
Stevens Creek Holding, LLC		Delaware
Stevens Creek Motors, Inc.	AutoWest Acura of Stevens Creek	California
Sunrise Nissan of Jacksonville, Inc.	Mike Shad Nissan of Jacksonville	Florida
Sunrise Nissan of Orange Park, Inc.	Mike Shad Nissan of Orange Park	Florida
Sunset Pontiac-GMC Truck South, Inc.		Florida
Sunset Pontiac-GMC, Inc.		Michigan
Superior Nissan, Inc.	Go Nissan Southwest	North Carolina
Sutherlin Chrysler-Plymouth Jeep-Eagle, LLC		Delaware
Sutherlin H. Imports, LLC	Team Honda	Delaware
Sutherlin Imports, LLC	AutoWay Toyota	Delaware
Sutherlin Nissan, LLC	Team Nissan of Lithia Springs	Delaware
Sutherlin Town Center, Inc.		Georgia
Tartan Advertising, Inc.		California
Tasha Incorporated		California

Legal Entity	DBA	State of Organization
Taylor Jeep Eagle, LLC		Delaware
Team Dodge, Inc.		Delaware
Terry York Motor Cars Holding, LLC		Delaware
Terry York Motor Cars, Ltd.	Land Rover Encino	California
Texan Ford Sales, Ltd.	Bankston Ford of Arlington	Texas
Texan Ford, Inc.	Champion Ford Katy	Texas
Texan Lincoln-Mercury, Inc.		Delaware
Texan Sales GP, LLC		Delaware
Texas Management Companies LP, LLC		Delaware
The Consulting Source, Inc.		Florida
The Pierce Corporation II, Inc.		Arizona
Tinley Park A. Imports, Inc.		Delaware
Tinley Park J. Imports, Inc.		Delaware
Tinley Park V. Imports, Inc.		Delaware
Torrance Nissan Holding, LLC		Delaware
Torrance Nissan, LLC	Power Nissan Torrance	Delaware
Tousley Ford, Inc.	Tousley Ford; Tousley Pre-Owned Outlet	Minnesota
Town & Country Chrysler Jeep, Inc.	Town & Country Chrysler Jeep Dodge	Delaware
Toyota Cerritos Limited Partnership		Georgia
Triangle Corporation		Delaware
T-West Sales & Service, Inc.	Desert Toyota and Scion	Nevada
Valencia B. Imports Holding, LLC		Delaware
Valencia B. Imports, Inc.	Valencia BMW	Delaware
Valencia Dodge	Power Chrysler Jeep Dodge Valencia	California
Valencia Dodge Holding, LLC		Delaware
Valencia H. Imports Holding, LLC		Delaware
Valencia H. Imports, Inc.	Power Honda Valencia	Delaware
Valley Chevrolet, LLC	Fox Chevrolet of Timonium	Delaware
Vanderbeek Motors Holding, LLC		Delaware
Vanderbeek Motors, Inc.	AutoWest Mazda Subaru; Roseville BMW	California
Vanderbeek Olds/GMC Truck, Inc.		California
Vanderbeek Truck Holding, LLC		Delaware
Village Motors, LLC	Libertyville Toyota	Delaware
Vince Wiese Chevrolet, Inc.	Power Chevrolet Valencia	Delaware
Vince Wiese Holding, LLC		Delaware
W.O. Bankston Nissan, Inc.	Bankston Nissan Dallas	Texas
Wallace Dodge, LLC		Delaware
Wallace Ford, LLC	Maroone Ford of Delray; Maroone Collision Center - Delray	Delaware
Wallace Lincoln-Mercury, LLC		Delaware
Wallace Nissan, LLC	Maroone Nissan of Delray	Delaware
Webb Automotive Group, Inc.		California
West Colton Cars, Inc.		California
West Side Motors, Inc.	West Side Honda	Tennessee
Westgate Chevrolet GP, LLC		Delaware
Westgate Chevrolet, Ltd.	Westgate Chevrolet Cadillac	Texas
Westmont A. Imports, Inc.	Laurel Audi of Westmont	Delaware
Westmont B. Imports, Inc.	Laurel BMW of Westmont	Delaware
Westmont M. Imports, Inc.	Mercedes-Benz of Westmont	Delaware
Woody Capital Investment Company II		Colorado
Woody Capital Investment Company III		Colorado
Working Man’s Credit Plan, Inc.		Texas
World Wide Warranty Co.		Florida
York Enterprises Holding, LLC		Delaware